Exhibit 10.10

                  Supplemental Agreement No. 5

                               to

                   Purchase Agreement No. 1663

                             between

                       The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 777-222 Aircraft

      THIS SUPPLEMENTAL AGREEMENT, entered into as of the 12 day of July, 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation, (hereinafter called Buyer);


                      W I T N E S S E T H:

     WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 777-222 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

1. Article 3, "Basic Price", is hereby deleted in its entirety and replaced with a new Article 3 which is Attachment No. 1 hereto.

P.A. No. 1663                  S5-1


2. Article 5, "Payment", is hereby deleted in its entirety and replaced with a new Article 5 which is Attachment No. 2 hereto.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.   Model 777 Aircraft - Certain Contractual Matters.
     ------------------------------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     This   Supplemental  Agreement,  including  all   of   the
Attachments, will be treated as privileged and confidential information pursuant to the terms of Letter Agreement No. 6-1162-
DLJ-832.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                      UNITED AIR LINES, INC.

By: /s/ M. O. Hunt                 By: /s/ Douglas A. Hacker
    --------------                     ---------------------
Its: Attorney-In-Fact              Its: Senior Vice President and
     ----------------                   -------------------------
                                        Chief Financial Officer
                                        -----------------------


P.A. No. 1663               S5-2

Attachment No. 1 to
Supplemental Agreement No. 5
Purchase Agreement No. 1663


Article 3. Price of Aircraft.
           -----------------

     3.1  Basic Price.

          3.1.1 Basic Price for the "A" Market Aircraft. The basic price of each of the "A" Market Aircraft shall be equal to the sum of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such "A" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements') or other written agreements executed buy Buyer and Boeing.

          3.1.2 Basic Price for the Block A "B" Market Aircraft. The basic price of each of the Block A "B" Market Aircraft shall be equal to the sum of (i) the price of the airframe and special features, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Block A "B" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

          3.1.3 Basic Price for the Block B "B" Market Aircraft. The basic price of each of the Block B "B" Market Aircraft shall be equal to the sum of (i) the price of the airframe and special features, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Block B "B" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

     3.2  Purchase Price.
          --------------

          The purchase price of each Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery; (i) the Basic Price of the "A" Market Aircraft, Block A "B" Market Aircraft, or Block B "B" Market Aircraft as applicable, (ii) the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine) attached hereto or the applicable provisions determined in
Article 3.1 above, and (iii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price").

Attachment No. 2 to
Supplemental Agreement No. 5
Purchase Agreement No. 1663

ARTICLE 5.     Payment.
               -------

     5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

Month and Year of          Advance Payment Base
Scheduled Delivery         Price per Aircraft
- ------------------         ------------------

"A" Market Aircraft
- -------------------

May 1995                   [*CONFIDENTIAL MATERIAL OMITTED
June 1995                  AND FILED SEPARATELY WITH
July 1995                  THE SECURITIES AND EXCHANGE
September 1995             COMMISSION PURSUANT TO A
October 1995               REQUEST FOR CONFIDENTIAL
November 1995              TREATMENT]
December 1995
February 1996
April 1996
May 1996
June 1996
July 1996

                    "B" Market Aircraft
                    -------------------

Block A "B" Market Aircraft
- ---------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base price of each Aircraft has been established using currently available forecast of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

     5.2 Advance Payments. Buyer shall pay to Boeing advance payments for each Aircraft on the dates indicated in the schedule below. The advance payment amount for an Aircraft due on a payment date shall be equal to (i) the sum of the advance payment percentages given in such schedule through the payment date multiplied by the Advance Payment Base Price for the Aircraft provided to Buyer pursuant to Article 5.1 for such payment date, less (ii) the sum of the advance payment amounts paid by Buyer to Boeing on such Aircraft up to such payment date.

Attachment No. 2 to
Supplemental Agreement No. 5
Purchase Agreement No. 1663

     Due Date of Payment                 Amount Due per Aircraft
     -------------------                 -----------------------

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]



     5.3 Payment for Aircraft. Concurrently with delivery of each Aircraft, Buyer shall pay to Boeing the Purchase Price thereof, less the total amount of advance payments theretofore received by Boeing for such Aircraft under Article 5.2.

     5.4 Repayment of Advance Payments. If this Agreement is terminated with respect to any Aircraft (i) by Buyer under
Article 6.2, (ii) by Buyer under Article 11, or (iii) by failure of Buyer to provide Boeing with written notice pursuant to
Article 6.4, then Boeing shall promptly repay to Buyer, without interest, any advance payments received by Boeing from Buyer here under with respect to any Aircraft so terminated. If this Agreement is terminated by Boeing under Article 6.2, then Boeing shall promptly repay to Buyer with interest any advance payments received by Boeing from Buyer hereunder with respect to any Aircraft so terminated.

     5.5 Payment in United States Funds. All prices and payments set forth in this Agreement are in United States Dollars. All payments required under this Agreement shall be made in United States Dollars and in immediately available funds by (i) transfer to the party to receive payment of a cashier's check drawn on a member bank, located at Seattle, Washington, of the United States Federal Reserve System mutually acceptable to the parties, or (ii) unconditional deposit to the account of the party to receive payment in a bank in the United States mutually acceptable to the parties. Buyer shall comply with all applicable monetary and exchange control regulations, and shall obtain any necessary authority from the governmental agency administering such regulations in order to enable Buyer to make payments at the time and place and in the manner and medium specified herein.


Supplemental Agreement No. 5
Purchase Agreement No. 1663




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]